Joint Filer Information

Title of Security:           Common Stock and Warrants

Issuer & Ticker Symbol:      Triangle Petroleum Corporation (TPLM)

Designated Filer:            Luxor Capital Group, LP

Other Joint Filers:          Luxor Capital Partners, LP (the "Onshore Fund");
                             LCG Select, LLC (the "Select Onshore Fund");
                             Luxor Spectrum, LLC (the "Spectrum Onshore Fund");
                             Luxor Capital Partners Offshore, Ltd.
                                 (the "Offshore Fund");
                             LCG Select Offshore, Ltd.
                                 (the "Select Offshore Fund");
                             Luxor Spectrum Offshore, Ltd.
                                 (the "Spectrum Offshore Fund");
                             Luxor Management, LLC ("Luxor Management");
                             LCG Holdings, LLC ("LCG Holdings"); and
                             Christian Leone

Addresses:                   The address of each of the Onshore Fund,
                             the Select Onshore Fund, the Spectrum Onshore Fund,
                             Luxor Management, LCG Holdings and Mr. Leone is
                             767 Fifth Avenue, 19th Floor,
                             New York, New York 10153.

                             The address of each of the
                             Offshore Fund, the Select
                             Offshore Fund and the Spectrum
                             Offshore Fund is c/o M&C
                             Corporate Services Limited, P.O.
                             Box 309 GT, Ugland House, South
                             Church Street, George Town,
                             Grand Cayman, Cayman Islands.


Signatures:


Dated:  April 15, 2009

                             LUXOR CAPITAL PARTNERS, LP
                             By: LCG Holdings, LLC, as General Partner


                                   By: /s/ Christian Leone
                                       -------------------
                                           Christian Leone,
                                           Manager


                             LUXOR CAPITAL PARTNERS OFFSHORE, LTD.
                             By: Luxor Capital Group, LP, as investment manager
                                 By:  Luxor Management, LLC as General Partner


                                   By: /s/ Christian Leone
                                       -------------------
                                           Christian Leone,
                                           Manager

                             LCG SELECT, LLC
                             By: LCG Holdings, LLC, as Managing Member


                                   By: /s/ Christian Leone
                                       -------------------
                                           Christian Leone,
                                           Manager


                             LCG SELECT OFFSHORE, LTD.
                             By: Luxor Capital Group, LP, as investment manager
                                 By:  Luxor Management, LLC, as General Partner


                                   By: /s/ Christian Leone
                                       -------------------
                                           Christian Leone,
                                           Manager


                             LUXOR SPECTRUM, LLC
                             By: LCG Holdings, LLC, as Managing Member


                                   By: /s/ Christian Leone
                                       -------------------
                                           Christian Leone,
                                           Manager


                             LUXOR SPECTRUM OFFSHORE, LTD.
                             By: Luxor Capital Group, LP, as investment manager
                                 By:  Luxor Management, LLC, as General Partner


                                   By: /s/ Christian Leone
                                       -------------------
                                           Christian Leone,
                                           Manager


                             LUXOR CAPITAL GROUP, LP
                             By: Luxor Management, LLC, as General Partner


                                   By: /s/ Christian Leone
                                       -------------------
                                           Christian Leone,
                                           Manager


                             LCG HOLDINGS, LLC


                             By: /s/ Christian Leone
                                 -------------------
                                     Christian Leone,
                                     Manager

                             LUXOR MANAGEMENT, LLC


                             By: /s/ Christian Leone
                                 -------------------
                                     Christian Leone,
                                     Manager


                             /s/ Christian Leone
                             ------------------------------------
                                 Christian Leone